EV TRADITIONAL GREATER CHINA GROWTH FUND
                      EV TRADITIONAL GROWTH FUND
           Supplement to Prospectuses dated January 1, 1996

                  EV TRADITIONAL INFORMATION AGE FUND
            Supplement to Prospectus dated August 23, 1995

The following is added to "How To Buy Fund Shares":

     Shares of the Fund may be sold at net asset value to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

February 19, 1996                                               T-3SUPP